UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 30, 2024

IRON MOUNTAIN INCORPORATED
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-13045	23-2588479
(Commission File Number)	(IRS Employer Identification No.)

85 New Hampshire Avenue, Suite 150, Portsmouth, New Hampshire
(Address of Principal Executive Offices)
03801
(Zip Code)

(617) 535-4766
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $.01 par value per share	IRM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of the Company held on May 30, 2024 (the “Annual Meeting”), the Company’s stockholders elected eleven directors, each for a one-year term of office to serve until the Company’s 2025 Annual Meeting of Stockholders, or until their successors are elected and qualified. The nominated directors received the following votes:

Name	For	Against	Abstain	Broker Non-Vote
Jennifer Allerton	214,038,073	957,694	254,532	35,997,592
Pamela M. Arway	208,143,625	6,850,689	255,985	35,997,592
Clarke H. Bailey	188,135,078	26,829,573	285,648	35,997,592
Kent P. Dauten	203,420,425	11,412,749	417,125	35,997,592
Monte Ford	213,319,792	1,647,943	282,564	35,997,592
Robin L. Matlock	214,165,185	809,440	275,674	35,997,592
William L. Meaney	213,848,769	1,125,414	276,116	35,997,592
Wendy J. Murdock	211,388,105	3,589,332	272,862	35,997,592
Walter C. Rakowich	205,512,484	9,451,657	286,158	35,997,592
Theodore R. Samuels	212,337,235	2,632,577	280,487	35,997,592
Doyle R. Simons	214,080,622	889,187	280,490	35,997,592

At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation to limit liability to certain officers. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
193,872,284	20,820,829	557,186	35,997,592

At the Annual Meeting, the Company’s stockholders approved a nonbinding advisory resolution on the compensation paid to the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the Annual Meeting dated April 19, 2024. This proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
205,957,885	8,456,674	835,740	35,997,592

At the Annual Meeting, the Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. This proposal received the following votes:

For	Against	Abstain
242,351,386	8,472,838	423,667

The results reported above are final voting results.

Item 8.01.    Other Events.

Committee Appointments

On May 30, 2024, upon recommendation from the Company’s Nominating and Governance Committee (the “Nominating and Governance Committee”), the Board of Directors approved the appointment of the following members of the Company’s Audit, Compensation and Nominating and Governance Committees, effective May 30, 2024:

Audit Committee
Walter Rakowich, Chair
Jennifer Allerton
Clarke H. Bailey
Kent P. Dauten
Compensation Committee
Wendy J. Murdock, Chair Pamela M. Arway
Monte Ford
Robin L. Matlock
Doyle R. Simons
Nominating and Governance Committee
Clarke H. Bailey, Chair
Pamela M. Arway
Kent P. Dauten
Walter C. Rakowich
Theodore R. Samuels

The Company also has a Finance Committee and a Risk and Safety Committee, neither of which are required by the rules of the New York Stock Exchange. On May 30, 2024, the Board of Directors, upon recommendation from the Nominating and Governance Committee, approved the appointment of the following members to these committees, effective May 30, 2024:

Finance Committee
Doyle R. Simons, Chair Kent P. Dauten
Wendy J. Murdock Walter C. Rakowich
Theodore R. Samuels

Risk and Safety Committee
Monte Ford, Chair Jennifer Allerton Clarke H. Bailey
Robin L. Matlock

Item 9.01.             Financial Statements and Exhibits.

(d)  Exhibits

101    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104    The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRON MOUNTAIN INCORPORATED

By:	/s/ Deborah Marson
Name:	Deborah Marson
Title:	Executive Vice President, General Counsel and Secretary

Date: June 5, 2024